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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 16, 2001



                      ALLERGAN SPECIALTY THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                   0-23641                33-0779207
(State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)        Identification Number)


 2525 DUPONT DRIVE, IRVINE, CALIFORNIA                         92612
(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (714) 246-6301


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On April 16, 2001 (the "Notice Date"), Allergan, Inc. ("Allergan") delivered notice to Allergan Specialty Therapeutics, Inc. (the "Registrant") of Allergan's exercise of its option pursuant to the Registrant's Restated Certificate of Incorporation (the "Restated Certificate") to purchase all of the 3,272,690 issued and outstanding shares of Class A Common Stock of the Registrant (the "Purchase Option"). Allergan further notified the Registrant that, as determined in accordance with the Restated Certificate, the aggregate purchase price for such shares of the Registrant's Class A Common Stock will be $71,007,000 (the "Purchase Price"), or $21.70 per share of outstanding Class A Common Stock. The closing of the purchase of all Class A Common Stock is scheduled to occur on April 20, 2001 (the "Closing Date").

         Allergan will pay this Purchase Price in cash. On or before the Closing Date, Allergan will deposit the full amount of the Purchase Price with EquiServe N.A. (the "Payment Agent"). Funds deposited with the Payment Agent will be delivered in trust for the benefit of the holders of the Registrant's Class A Common Stock, and Allergan will provide the Payment Agent with irrevocable instructions to pay, on or after the Closing Date, the Purchase Price for the shares of Class A Common Stock to the holders of record thereof determined as of the Closing Date. Payment for shares of the Registrant's Class A Common Stock will be mailed to each holder at the address set forth in the Registrant's records or at the address provided by each holder or, if no address is set forth in the Registrant's records for a holder or provided by such holder, to such holder at the address of the Registrant. As soon as practicable upon Allergan's request, the Registrant will provide, or will cause its transfer agent to provide, to Allergan or to the Payment Agent, free of charge, a complete list of the record holders of Class A Common Stock, as of a specified date, including the number of shares of Class A Common Stock held of record and the address of each record holder as set forth in the records of the Registrant's transfer agent.

         Transfer of title to all of the issued and outstanding shares of Class A Common Stock will be deemed to occur automatically on the Closing Date, and, thereafter, the Registrant will be entitled to treat Allergan as the sole holder of all of the issued and outstanding shares of its Class A Common Stock, notwithstanding the failure of any holder of Class A Common Stock to tender the certificates representing such shares to the Payment Agent, whether or not such tender is required or requested by the Payment Agent. The Registrant will instruct its transfer agent not to accept any shares of Class A Common Stock for transfer on and after the Closing Date, other than as necessary to process any trade or transfer effected prior to the Closing Date.

         EquiServe N.A. has been retained by Allergan to serve as the Payment Agent. Letters of transmittal, together with instructions relating thereto, are expected to be provided promptly following the Closing Date to the Registrant's former stockholders so that such stockholders may receive their respective pro rata shares of the Purchase Price.

         Allergan has advised the Registrant that Allergan will fund the purchase of all outstanding shares of Class A Common Stock from cash reflected on Allergan's balance sheet.

         One exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 is incorporated herein by reference. Copies of the joint press release, dated April 16, 2001, issued by Allergan and ASTI relating to the announcement of the exercise of the


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Purchase Option and Allergan's notice of the Purchase Price, dated April 16,
2001, delivered by Allergan to the Registrant, are attached hereto as Exhibits
99.2 and 99.3, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Registrant's Restated Certificate of Incorporation.(1)

         99.2 Joint press release of Allergan and the Registrant, dated April 16, 2001.

         99.3 Notice of Final Purchase Price, dated April 16, 2001, delivered by Allergan to the Registrant.


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(1)      Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ALLERGAN SPECIALTY THERAPEUTICS, INC.



Dated:  April 16, 2001                    By: /s/ DOUGLAS S. INGRAM
                                              ----------------------------------
                                              Douglas S. Ingram
                                              General Counsel and Secretary


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                                INDEX TO EXHIBITS



99.1     Registrant's Restated Certificate of Incorporation.(1)

99.2 Joint press release of Allergan and the Registrant, dated April 16, 2001.

99.3 Notice of Final Purchase Price, dated April 16, 2001, delivered by Allergan to the Registrant.


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(1)      Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference.



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